Plan of Arrangement	12 Months Ended
Dec. 31, 2011
Plan of Arrangement [Abstract]
PLAN OF ARRANGEMENT

3. PLAN OF ARRANGEMENT

On August 31, 2010, following approval by the Company’s former Class A Subordinate Voting and Class B Shareholders, the Company completed a court-approved plan of arrangement [the “Arrangement”] in which its dual-class share structure was collapsed. In addition, the transaction: [i] set a declining fee schedule for the consulting, business development and business services contracts Magna has in place with its former Chairman, Frank Stronach and his affiliated entities and a termination date of December 31, 2014; and [ii] established a partnership with the Stronach group to pursue opportunities in the vehicle electrification business.

[a]	Capital Transaction

The Company purchased for cancellation all 1,453,658 outstanding Class B Shares, which were held indirectly by the Stronach group, for $300 million in cash and 18.0 million newly issued Class A Subordinate Voting Shares. The newly issued shares held indirectly by the Stronach group represented an equal equity ownership and voting interest of 7.4% as of August 31, 2010. The costs related to the Arrangement were $10 million, net of tax.

In addition, Magna’s Articles were amended to remove the Class B Shares from the authorized capital and to make non-substantive consequential changes, including renaming the Class A Subordinate Voting Shares as Common Shares and eliminating provisions which no longer apply due to the elimination of the Class B Shares.

[b]	Vehicle Electrification Partnership

The partnership, Magna E-Car Systems [“E-Car”], involves the engineering, development and integration of electric vehicles of any type, the development, testing and manufacturing of batteries and battery packs for hybrid and electric vehicles and all ancillary activities in connection with electric vehicle technologies. Magna’s original investment in the partnership included the assets of the Company’s recently established E-Car Systems vehicle electrification and battery business unit, certain other vehicle electrification assets, and $145 million in cash. On August 31, 2010, the Stronach group invested $80 million in cash for a 27% controlling equity interest in the partnership, reducing Magna’s equity interest to 73%. The Company has no obligation to make additional investments in E-Car under the terms of the E-Car partnership agreement. For accounting purposes, the partnership is a variable interest entity. Magna is not considered the primary beneficiary; and as a result, the Company’s interest in E-Car is accounted for using the equity method. As a result of deconsolidating the E-Car partnership, the Company recorded its investment in the E-Car partnership at its fair value on August 31, 2010 and recognized a $16 million gain in income.